Exhibit 10.28
SECOND AMENDMENT TO LEASE AGREEMENT
     THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into on February 28, 2003 by RYAN COMPANIES US, INC., a Minnesota corporation (“Landlord”), Pegasus Solutions Companies, a Delaware corporation (“Tenant”), and Pegasus Solutions, Inc., a Delaware corporation (“Guarantor”).
Recitals:
     A. Landlord and Tenant entered into that certain Lease Agreement (“Lease”) for the Premises dated as of September 14, 2001, as amended by that certain First Amendment (“First Amendment”) to Lease Agreement dated as of June 28, 2002. Undefined capitalized terms in this Amendment are used as defined in the Lease.
     B. The Scheduled Commencement Date under the Lease was January 1, 2003. Subsequently, Landlord and Tenant agreed to extend the Scheduled Commencement Date to January 15, 2003. Landlord tendered possession of the Premises to Tenant, on schedule, upon Substantial Completion of the Project.
     C. Tenant is in possession of the Premises and conducting business, and the Term of the Lease has commenced.
     D. Accordingly, Landlord and Tenant desire to amend the Lease to memorialize the Lease Term Commencement Date, Total Project Cost, annual Base Rent and other matters relating to the Building and the Premises.
Covenants:
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
     1. The Lease Term Commencement Date is January 15, 2003. Tenant’s obligation for the payment of annual Base Rent and other performance under the Lease began on that date.
     2. The Lease Expiration Date is January 31, 2013 unless the Lease is sooner terminated or thereafter extended as provided in the Lease.
     3. The Rentable Area of the Building is 144,959 square feet, and the Rentable Area of the Premises is 124,984 square feet, as calculated and certified by the Project Architect, Evolution Design. Tenant’s Share of Operating Costs is eighty-six and twenty-two hundredths percent (86.22%).

     4. Total Project Cost verified to date is Twenty-Three Million Five Hundred Two Thousand Nine Hundred Dollars ($23,502,900.00), as reflected in Exhibit A, which supersedes the cost estimates in Exhibit E to the Lease.
     5. Based on Total Project Cost of $23,502,900.00, annual Base Rent is:

Rental Period	Annual Base Rent
Years 1–5	$3,086,420.00
Years 6–10	$3,414,073,00
     6. Rent payable by Tenant under the Lease will include, in addition to Base Rent, Operating Costs and all other sums payable by Tenant to Landlord, a sum equal to the product of $4.00 and the Rentable Area of the Premises, representing certain Tenant Improvement costs over the Tenant Improvement Allowance, which will be amortized over the initial ten-year Term of the Lease at a per annum rate of interest of ten percent (10). The payment schedule for such additional Rent is set forth in Exhibit B.
     7. In the event of any inconsistency between the provisions of the Lease (including the First Amendment) and this Amendment, this Amendment will govern. Except as expressly provided above, the Lease shall remain in full force and effect without change.

LANDLORD:	TENANT:

RYAN COMPANIES US, INC.,	PEGASUS SOLUTIONS COMPANIES,
a Minnesota corporation	a Delaware corporation

By:	By:

Its:	Its:

GUARANTOR:

PEGASUS SOLUTIONS, INC.,
a Delaware corporation

By:

Its:

EXHIBIT A
Summary

Pegasus					2/12/03

SPACE TYPE	SF		COST PSF	CONST. COST
OFFICE	144,959		$62.78	9,100,526
WAREHOUSE	0		$0.00	0
OTHER	0		$0.00	0
OTHER	0		$0.00	0
OTHER	0		$0.00	0
OTHER	0		$0.00	0
OTHER	0		$0.00	0
OTHER	0		$0.00	0
TOTAL	144,959		11	MONTH CONSTRUCTION PERIOD

CONSTRUCTION COST
SHELL @ SQ FT COST OF				62.78	9,100,526
SITE WORK				0.00	0
DESIGN & PERMITS				0.00	0
CITY FEE				0.00	0
PARKING DECK				26.91	3,900,847
LAND CARRY				0.30	43,488
INFRASTRUCTURE				0.00	0
TOTAL CONSTRUCTION COSTS						13,044,860

LAND	5.00	ACRES		PSF@	16.41	3,574,098

DEVELOPMENT COSTS
LEGAL					70,000
TITLE					26,452
FINANCING FEES					235,029
MISCELLANEOUS					40,000
TOTAL DEVELOPMENT COSTS						371,481

INTERIM INTEREST						813,853

CARRY						0

MARKETING						10,000

CONTINGENCY						25,000

DEVELOPERS FEE						400,000

TOTAL BASE BUILDING							18,239,292

LEASING FEES	MONTH LEASE STARTS		SQ FT	ALLOW PER SF
PEGASUS		1	124,984	8.00	999,872
TENANT 2		7	19,975	7.00	139,825
TENANT 3		0	0	0.00	0
TENANT 4		0	0	0.00	0
TENANT 5		0	0	0.00	0
TENANT 6		0	0	0.00	0
TENANT 7		0	0	0.00	0
TENANT 8		0	0	0.00	0
TOTAL LEASING COSTS						1,139,697

TENANT IMPROVEMENTS			SQ FT	ALLOW PER SF
PEGASUS			124,984	29.00	3,624,536
TENANT 2			19,975	25.00	499,375
TENANT 3			0	0.00	0
TENANT 4			0	0.00	0
TENANT 5			0	0.00	0
TENANT 6			0	0.00	0
TENANT 7			0	0.00	0
TENANT 8			0	0.00	0
TOTAL TENANT IMPROVEMENTS						4,123,911

TOTAL TENANT COSTS							5,263,608

TOTAL PROJECT COSTS				162.13 / SQ FT			23,502,900

2/25/03							Pegasus 2-proforma

EXHIBIT ‘A’ Continued
Development Costs

ASSUME MORTGAGE OF	$23,502,900
LEGAL
RYAN		0
LENDER	INTERIM	20,000
LENDER	PERMANENT	0
OTHER		50,000
OTHER		0

TOTAL LEGAL	0	70,000

TITLE
MORT REG TAX INTERIM		0
MORT REG TAX PERM		0
TITLE INS PREM		16,452
TITLE DISB FEE		2,500
CLOSING,RECORD,MISC		7,500

TOTAL TITLE		26,452

FINANCING FEE
INTERIM	1.00	235,029
PERMANENT	0.00	0
OTHER		0

TOTAL FINANCING		235,029

MISCELLANEOUS
SURVEY		5,000
INSPECT ARCH		0
APPRAISAL		5,000
ENVIROMENTAL		5,000
PARK DEDICATION		0
TRAVEL		0
INTERIM RE TAXES		15,000
OTHER		10,000
OTHER		0
LAND RENT/YEAR CONST		0
INFRASTRUCTURE		0

TOTAL MISCELLANEOUS		40,000

MARKETING
BROCHURE		0
ADVERTISING		0
FUNCTIONS		10,000
MODELS		0
OFFICE		0
OTHER		0

TOTAL MARKETING		10,000

2/25/03		Pegasus 2-proforma

EXHIBIT B

LOAN AMORT, SCHEDULE		25-Feb-03
PROPERTY :	PEGASUS SOLUTIONS
ASSUMPTIONS:

First Payment Date	01-Feb-03	EST.DATE
Principal Borrowed	$499,936.00	EST BEG BAL	$4 Per RSF = 124,984
Term in Months	120
Interest Rate	10.00%
Payment	$6,606.69
AMORTIZATION TABLE

	Payment	Interest			Principal	Principal
Payment #	Date	Rate	Payment	Interest	Portion	Balance
1	0l-Feb-03	10.00%	$6,606.69	$4,166.13	$2,440.56	$497,495.44
2	0l-Mar-03	10.00%	$6,606.69	$4,145.80	$2,460.90	$495,034.55
3	0l-Apr-03	10.00%	$6,606.69	$4,125.29	$2,481.40	$492,553.14
4	0l-May-03	10.00%	$6,606.69	$4,104.61	$2,502.08	$490,051.06
5	01-Jun-03	10.00%	$6,606.69	$4,083.76	$2,522.93	$487,528.13
6	0l-Jul-03	10.00%	$6,606.69	$4,062.73	$2,543.96	$484,984.17
7	0l-Aug-03	10.00%	$6,606.69	$4,041.53	$2,565.16	$482,419.02
8	0l-Sep-03	10.00%	$6,606.69	$4,020.16	$2,586.53	$479,832.48
9	02-Oct-03	10.00%	$6,606.69	$3,998.60	$2,608.09	$477,224.40
10	02-Nov-03	10.00%	$6,606.69	$3,976.87	$2,629.82	$474,594.58
11	02-Dec-03	10.00%	$6,606.69	$3,954.95	$2,651.74	$471,942.84
12	02-Jan-04	10.00%	$6,606.69	$3,932.86	$2,673.83	$469,269.01
13	02-Feb-04	10.00%	$6,606.69	$3,910.58	$2,696.12	$466,572.89
14	02-Mar-04	10.00%	$6,606.69	$3,888.11	$2,718.58	$463,854.31
15	02-Apr-04	10.00%	$6,606.69	$3,865.45	$2,741.24	$461,113.07
16	02-May-04	10.00%	$6,606.69	$3,842.61	$2,764.08	$458,348.99
17	02-Jun-04	10.00%	$6,606.69	$3,819.57	$2,787.12	$455,561.87
18	02-Jul-04	10.00%	$6,606.69	$3,796.35	$2,810.34	$452,751.53
19	02-Aug-04	10.00%	$6,606.69	$3,772.93	$2,833.76	$449,917.76
20	02-Sep-04	10.00%	$6,606.69	$3,749.31	$2,857.38	$447,060.39
21	02-Oct-04	10.00%	$6,606.69	$3,725.50	$2,881.19	$444,179.20
22	02-Nov-04	10.00%	$6,606.69	$3,701.49	$2,905.20	$441,274.00
23	02-Dec-04	10.00%	$6,606.69	$3,677.28	$2,929.41	$438,344.60
24	02-Jan-05	10.00%	$6,606.69	$3,652.87	$2,953.82	$435,390.78
25	02-Feb-05	10.00%	$6,606.69	$3,628.26	$2,978.43	$432,412.34
26	02-Mar-05	10.00%	$6,606.69	$3,603.44	$3,003.25	$429,409.09
27	02-Apr-05	10.00%	$6,606.69	$3,578.41	$3,028.28	$426,380.80
28	02-May-05	10.00%	$6,606.69	$3,553.17	$3,053.52	$423,327.29
29	02-Jun-05	10.00%	$6,606.69	$3,527.73	$3,078.96	$420,248.32
30	02-Jul-05	10.00%	$6,606.69	$3,502.07	$3,104.62	$417,143.70
31	02-Aug-05	10.00%	$6,606.69	$3,476.20	$3,130.49	$414,013.21
32	02-Sep-05	10.00%	$6,606.69	$3,450.11	$3,156.58	$410,856.63
33	02-0ct-05	10.00%	$6,606.69	$3,423.81	$3,182.89	$407,673.74
34	02-Nov-05	10.00%	$6,606.69	$3,397.28	$3,209.41	$404,464.33

EXHIBIT B

	Payment	Interest			Principal	Principal
Payment #	Date	Rate	Payment	Interest	Portion	Balance
35	02-Dec-05	10.00%	$6,606.69	$3,370.54	$3,236.15	$401,228.18
36	02-Jan-06	10.00%	$6,606.69	$3,343.57	$3,263.12	$397,965.05
37	02-Feb-06	10.00%	$6,606.69	$3,316.38	$3,290.32	$394,674.74
38	02-Mar-06	10.00%	$6,606.69	$3,288.96	$3,317.73	$391,357.00
39	02-Apr-06	10.00%	$6,606.69	$3,261.31	$3,345.38	$388,011.62
40	02-May-06	10.00%	$6,606.69	$3,233.43	$3,373.26	$384,638.36
41	02-Jun-06	10.00%	$6,606.69	$3,205.32	$3,401.37	$381,236.99
42	02-Jul-06	10.00%	$6,606.69	$3,176.97	$3,429.72	$377,807.27
43	02-Aug-06	10.00%	$6,606.69	$3,148.39	$3,458.30	$374,348.97
44	02-Sep-06	10.00%	$6,606.69	$3,119.57	$3,487.12	$370,861.86
45	02-0ct-06	10.00%	$6,606.69	$3,090.52	$3,516.18	$367,345.68
46	02-Nov-06	10.00%	$6,606.69	$3,061.21	$3,545.48	$363,800.20
47	02-Dec-06	10.00%	$6,606.69	$3,031.67	$3,575.02	$360,225.18
48	02-Jan-07	10.00%	$6,606.69	$3,001.88	$3,604.81	$356,620.37
49	02-Feb-07	10.00%	$6,606.69	$2,971.84	$3,634.85	$352,985.51
50	02-Mar-07	10.00%	$6,606.69	$2,941.55	$3,665.15	$349,320.37
51	02-Apr-07	10.00%	$6,606.69	$2,911.00	$3,695.69	$345,624.68
52	02-May-07	10.00%	$6,606.69	$2,880.21	$3,726.49	$341,898.19
53	02-Jun-07	10.00%	$6,606.69	$2,849.15	$3,757.54	$338,140.65
54	02-Jul-07	10.00%	$6,606.69	$2,817.84	$3,788.85	$334,351.80
55	02-Aug-07	10.00%	$6,606.69	$2,786.27	$3,820.43	$330,531.38
56	02-Sep-07	10.00%	$6,606.69	$2,754.43	$3,852.26	$326,679.11
57	02-Oct-07	10.00%	$6,606.69	$2,722.33	$3,884.37	$322,794.75
58	02-Nov-07	10.00%	$6,606.69	$2,689.96	$3,916.73	$318,878.01
59	02-Dec-07	10.00%	$6,606.69	$2,657.32	$3,949.37	$314,928.64
60	02-Jan-08	10.00%	$6,606.69	$2,624.41	$3,982.29	$310,946.35
61	02-Feb-08	10.00%	$6,606.69	$2,591.22	$4,015.47	$306,930.88
62	02-Mar-08	10.00%	$6,606.69	$2,557.76	$4,048.93	$302,881.95
63	02-Apr-08	10.00%	$6,606.69	$2,524.02	$4,082.67	$298,799.27
64	02-May-08	10.00%	$6,606.69	$2,489.99	$4,116.70	$294,682.58
65	02-Jun-08	10.00%	$6,606.69	$2,455.69	$4,151.00	$290,531.57
66	02-Jul-08	10.00%	$6,606.69	$2,421.10	$4,185.59	$286,345.98
67	02-Aug-08	10.00%	$6,606.69	$2,386.22	$4,220.47	$282,125.50
68	02-Sep-08	10.00%	$6,606.69	$2,351.05	$4,255.65	$277,869.86
69	02-Oct-08	10.00%	$6,606.69	$2,315.58	$4,291.11	$273,578.75
70	02-Nov-08	10.00%	$6,606.69	$2,279.82	$4,326.87	$269,251.88
71	02-Dec-08	10.00%	$6,606.69	$2,243.77	$4,362.93	$264,888.96
72	02-Jan-09	10.00%	$6,606.69	$2,207.41	$4,399.28	$260,489.67
73	02-Feb-09	10.00%	$6,606.69	$2,170.75	$4,435.94	$256,053.73
74	02-Mar-09	10.00%	$6,606.69	$2,133.78	$4,472.91	$251,580.82
75	02-Apr-09	10.00%	$6,606.69	$2,096.51	$4,510.18	$247,070.64
76	02-May-09	10.00%	$6,606.69	$2,058.92	$4,547.77	$242,522.87
77	02-Jun-09	10.00%	$6,606.69	$2,021.02	$4,585.67	$237,937.20
78	02-Jul-09	10.00%	$6,606.69	$1,982.81	$4,623.88	$233,313.32
79	02-Aug-09	10.00%	$6,606.69	$1,944.28	$4,662.41	$228,650.90
80	02-Sep-09	10.00%	$6,606.69	$1,905.42	$4,701.27	$223,949.64
81	02-Oct-09	10.00%	$6,606.69	$1,866.25	$4,740.44	$219,209.19
82	02-Nov-09	10.00%	$6,606.69	$1,826.74	$4,779.95	$214,429.25
83	02-Dec-09	10.00%	$6,606.69	$1,786.91	$4,819.78	$209,609.47
84	02- Jan- 10	10.00%	$6,606.69	$1,746.75	$4,859.95	$204,749.52
85	02-Feb-10	10.00%	$6,606.69	$1,706.25	$4,900.45	$199,849.07
86	02-Mar-10	10.00%	$6,606.69	$1,665.41	$4,941.28	$194,907.79

EXHIBIT B

	Payment	Interest			Principal	Principal
Payment #	Date	Rate	Payment	Interest	Portion	Balance
87	02-Apr-10	10.00%	$6,606.69	$1,624.23	$4,982.46	$189,925.33
88	02-May -10	10.00%	$6,606.69	$1,582.71	$5,023.98	$184,901.35
89	02-Jun-10	10.00%	$6.606.69	$1,540.84	$5,065.85	$179,835.51
90	02-Jul-10	10.00%	$6,606.69	$1,498.63	$5,108.06	$174,727.44
91	02-Aug-10	10.00%	$6,606.69	$1,456.06	$5,150.63	$169,576.82
92	02-Sep-10	10.00%	$6,606.69	$1,413.14	$5,193.55	$164,383.26
93	02-0ct-10	10.00%	$6,606.69	$1,369.86	$5,236.83	$159,146.43
94	02-Nov-10	10.00%	$6,606.69	$1,326.22	$5.280.47	$153,865.96
95	02-Dec-10	10.00%	$6.606.69	$1,282.22	$5,324.47	$148,541.49
96	02-Jan-11	10.00%	$6,606.69	$1,237.85	$5,368.85	$143,172.64
97	02-Feb-11	10.00%	$6,606.69	$1,193.11	$5,413.59	$137,759.06
98	02-Mar-11	10.00%	$6,606.69	$1,147.99	$5,458.70	$132,300.36
99	02-Apr-11	10.00%	$6,606.69	$1,102.50	$5,504.19	$126,796.17
100	02-May-11	10.00%	$6,606.69	$1,056.63	$5,550.06	$121,246.11
101	02-Jun-11	10.00%	$6,606.69	$1,010.38	$5,596.31	$115,649.81
102	02-Jul-11	10.00%	$6,606.69	$963.75	$5,642.94	$110,006.86
103	02-Aug-11	10.00%	$6,606.69	$916.72	$5,689.97	$104,316.90
104	02-Sep-11	10.00%	$6,606.69	$869.31	$5,737.38	$98,579.51
105	02-Oct-11	10.00%	$6,606.69	$821.50	$5,785.20	$92,794.32
106	02-Nov-11	10.00%	$6,606.69	$773.29	$5,833.41	$86,960.91
107	02-Dec-11	10.00%	$6,606.69	$724.67	$5,882.02	$81,078.90
108	02-Jan-12	10.00%	$6,606.69	$675.66	$5,931.03	$75,147.86
109	02-Feb-12	10.00%	$6,606.69	$626.23	$5,980.46	$69,167.40
110	02-Mar-12	10.00%	$6,606.69	$576.40	$6,030.30	$63,137.11
111	02-Apr-12	10.00%	$6,606.69	$526.14	$6,080.55	$57,056.56
112	02-May-12	10,00%	$6,606.69	$475.47	$6,131.22	$50,925.34
113	02-Jun-12	10.00%	$6,606.69	$424.38	$6,182.31	$44,743.03
114	02-Jul-12	10.00%	$6,606.69	$372.86	$6,233.83	$38,509.19
115	02-Aug-12	10.00%	$6,606.69	$320.91	$6,285.78	$32,223.41
116	02-Sep-12	10.00%	$6,606.69	$268.53	$6,338.16	$25,885.25
117	02-0ct-12	10.00%	$6,606.69	$215.71	$6,390.98	$19,494.27
118	02-Nov-12	10.00%	$6,606.69	$162.45	$6,444.24	$13,050.03
119	02-Dec-12	10.00%	$6,606.69	$108.75	$6,497.94	$6,552.09
120	02-Jan-13	10.00%	$6,606.69	$54.60	$6,552.09	$0.00

				$292,866.93